GTECH Holdings Corporation

W. Bruce Turner

President & Chief Executive Officer

Jaymin B. Patel

Sr. Vice President & Chief Financial Officer

Fiscal Year 2006

Third Quarter Earnings Conference Call

December 16, 2005

8:30 AM

Safe Harbor Act. . .

            Comments made during this presentation may contain forward-
looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company’s future strategies.  Such forward-looking
statements reflect management’s assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, those set forth here and in the Company’s filings with the SEC.

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Agenda. . .

Fiscal Year 2006 – Third Quarter Earnings Conference Call

W. Bruce Turner, Chief Executive Officer

Welcome

Q3 Performance Review

Strategy Update

Jaymin B. Patel, Chief Financial Officer

Review of Q3 and Year to Date Financial Results

Financial Outlook

Q3 FY’06 Strategic Progress. . .

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Arizona

California – POS expansion

New Jersey

Jamaica

Dresser Wayne

* “KING KONG” is copyrighted by Universal Studios and licensed to GTECH Corporation by Universal Studios Licensing LLLP. All Rights Reserved.

Financial results at high end of our expectations

Key wins / Extensions

New Games

“KING KONG” – themed games

Club Keno® re-launch – Georgia

EuroMillions – largest multi-jurisdictional game in the world

Upcoming Launches – HotTrax® Champions and Pick ’n PlayTM

Q3 FY’06 Strategic Progress. . .

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Gaming Solutions

NASPL – WinWaveTM

G2E – Dynamic Floor Management system

Atronic

12 new games

eMillionsTM

HarmonyTM video slot machine

Rhode Island expansion

Licensing activity continues

82 Commercial Gaming licenses issued

13 pending

Q3 FY’06 Strategic Progress. . .

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Responding to RFPs

New contract opportunities

Greece

Taiwan

Virginia

North Carolina – RFP expected

Gaming Solutions opportunities

Rhode Island expansion

Acqueduct and Yonkers

Florida (Broward County) and Pennsylvania

Potential gaming in Indiana, Kentucky, Maryland and

Massachusetts

(1)All percentage points are rounded to the nearest percent

(2)Reflects impact of contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and the net change of revenue withholdings and new contract terms in Brazil.

Fiscal Year 2006 – Third Quarter Earnings Conference Call

27.2          +19%

2.6             +12%

1.7           +7%

22.9

Commercial
Svcs. / Other

$M             % (1)

251.9

7.3

94.4

127.3

FY’05

7.3         +3%

1.3       +18%

(9.2)        -10%

12.6   +10%

Net, All
Other(2)

270.9   +8%

8.9       +23%

91.4          -3%

143.4 +13%

FY’06

11.7     +5%

0.3         +5%

6.2           +7%

3.5      +3%

Same
Store
Sales

GTECH
Total

$M         % (1)

Gaming

Solutions

$M                  % (1)

International

Lottery

$M              % (1)

U.S.

Lottery

  $M       % (1)

Service Revenue Analysis. . .
Q3 FY’06 vs. Q3 FY’05

Key Financial Highlights. . .
Q3 FY’06

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Service Revenue

+$19M

Product Sales

$29M

Gross Profit Margins

39%

Service Margins

39%

Product Margins

41%

Operating Expenses

$45M

Operating Expense Ratio

15%

Net Income

$48M

Diluted Earnings Per Share

$0.37

Fiscal Year 2006 – Third Quarter Earnings Conference Call

(1)

For a calculation, explanation, and reconciliation to the GAAP measure, see Supplemental Financial
Data in the Investor Presentation section of our Website www.gtech.com

Cash Flow. . .
Q3 FY’06

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

Free Cash Flow

$93M

$30M

$63M

$26M

$37M

Cash Returned

to Shareholders

$11M Dividends

9%
6%
37%
48%
US Lottery
Int'l Lottery
Gaming Solutions
Commercial and Other Services

Total Revenue. . .
FY’06 YTD

$88M

$64M

$53M

$54M

$453M

$397M

$342M

$404M

FY’06 YTD

FY’05 YTD

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Fiscal Year 2006 – Third Quarter Earnings Conference Call

(1)

For a calculation, explanation, and reconciliation to the GAAP measure, see Supplemental Financial
Data in the Investor Presentation section of our Website www.gtech.com

Cash Flow. . .
FY’06 YTD

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

Free Cash Flow

$308M

$85M

$223M

$36M

$31M Dividends

$32M Share Repurchases

$63M Total

$187M

Cash Returned

to Shareholders

Return on Capital Employed. . .
FY’06 YTD vs. FY’05

Fiscal Year 2006 – Third Quarter Earnings Conference Call

For a calculation and an explanation of ROCE, see Supplemental Financial Data in the Investor Presentation
section of our Website www.gtech.com

Average Capital Employed

+$161M

+12% year over year

ROCE

15.0%

Excluding cash balances +330bps

18.3%

Q4 FY’06

(1)  Based on Diluted Share Estimate of 131M Shares

Q4 FY’06 Guidance. . .
As of December 16, 2005

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Service Revenue Growth

5% - 7%

Product Sales

$85M - $95M

Service Margins

39% - 41%

Product Margins

41% - 43%

Tax Rate

34% - 35%

Earnings per Share (1)

$0.45 - $0.48

FY’06

(1) Based on a diluted share estimate of 131M shares

FY’06 Guidance. . .
As of December 16, 2005

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Service Revenue Growth

9% - 10%

Product Sales

$190M - $200M

Service Margins

40% - 41%

Product Margins

40% - 42%

Full-Year Effective Tax Rate

~34%

Earnings per Share(1); Excluding impact of SFAS 123R

$1.63 - $1.66

Net Cash Invested

$190M - $200M

Free Cash Flow

$210M - $230M

EBITDA

$530M - $540M

$410M - $420M

Cash from

Operations

Capital

Expenditures

$190M - $200M

$210M - $230M

Free Cash Flow

Cash Flow. . .
FY’06 Guidance

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Q&A. . .

Fiscal Year 2006 – Third Quarter Earnings Conference Call

Summary. . .

Business growth continues

Long-term strategy remains on track

Confident in our ability to meet objectives for
FY’06 and beyond

Fiscal Year 2006 – Third Quarter Earnings Conference Call